    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2001

                                                     REGISTRATION NOS.: 33-14629
                                                                        811-5181
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 16                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 18                             /X/

                              -------------------

                                 MORGAN STANLEY
                           VALUE-ADDED MARKET SERIES
                        (A MASSACHUSETTS BUSINESS TRUST)
     (FORMERLY NAMED MORGAN STANLEY DEAN WITTER VALUE-ADDED MARKET SERIES)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                               STUART M. STRAUSS
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             immediately upon filing pursuant to paragraph (b)
-------
   X         on August 30, 2001 pursuant to paragraph (b)
-------
             60 days after filing pursuant to paragraph (a)
-------
             on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                                          [LOGO]

Morgan Stanley Value-Added Market Series - Equity Portfolio

A mutual fund that seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income

                                                                   [COVER PHOTO]

                                                    Prospectus - August 30, 2001

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   2
                          FEES AND EXPENSES...........................................                   3
                          ADDITIONAL RISK INFORMATION.................................                   4
                          FUND MANAGEMENT.............................................                   5

Shareholder Information   PRICING FUND SHARES.........................................                   6
                          HOW TO BUY SHARES...........................................                   6
                          HOW TO EXCHANGE SHARES......................................                   7
                          HOW TO SELL SHARES..........................................                   9
                          DISTRIBUTIONS...............................................                  11
                          TAX CONSEQUENCES............................................                  11
                          SHARE CLASS ARRANGEMENTS....................................                  12

Financial Highlights      ............................................................                  19

Our Family of Funds       ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Morgan Stanley Value-Added Market Series-Equity Portfolio seeks a high level of total return on its assets through a combination of capital appreciation and current income.


[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                           The Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index. The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 60% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Fund's value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts.



The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., will adjust the Fund's investment securities at least annually to maintain an approximately equal-weighting of each S&P 500 stock.



Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.


In addition, the Fund may purchase and sell stock index futures to simulate investment in the S&P 500. Generally, the Fund would purchase futures contracts as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

                            ------------------------

"Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-,"
"S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[End Sidebar]

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Unlike many mutual funds, the Fund is not actively "managed." Therefore, the Fund generally would not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Fund's performance to track the performance of the S&P 500 because the Fund uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase the Fund's position in such securities) in certain circumstances.


Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in foreign securities and futures. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


                            ANNUAL TOTAL RETURNS -- Calendar Years


                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991 32.08%
'92  12.76%
'93  12.57%
'94  0.08%
'95  28.96%
'96  17.07%
'97  26.71%
'98  11.22%
'99  10.91%
2000 9.73%


                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF JUNE 30, 2001 WAS 0.03%.



                           During the periods shown in the bar chart, the highest return for a calendar quarter was 19.24% (quarter ended March 31, 1991) and the lowest return for a calendar quarter was -14.09% (quarter ended September 30, 1998).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.

SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended June 30, 2001.

[End Sidebar]


                            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31,
                            2000)

                            ----------------------------------------------------


                                      PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
 Class A(1)                                   4.68%         --             --
--------------------------------------------------------------------------------
 Class B                                      5.22%      14.73%         15.82%
--------------------------------------------------------------------------------
 Class C(1)                                   8.82%         --             --
--------------------------------------------------------------------------------
 Class D(1)                                  10.76%         --             --
--------------------------------------------------------------------------------
 S&P 500 Index(2)                            -9.10%      18.32%         17.44%
--------------------------------------------------------------------------------



1    CLASSES A, C AND D COMMENCED OPERATIONS ON JULY 28, 1997.
2 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[ICON]  FEES AND EXPENSES

--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                                              CLASS A   CLASS B   CLASS C   CLASS D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 5.25%(1) None      None      None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at
 redemption)                                                  None(2)    5.00%(3)  1.00%(4) None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management fee                                               0.47%     0.47%     0.47%     0.47%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                        0.24%     0.99%     0.94%     None
---------------------------------------------------------------------------------------------------
 Other expenses                                               0.13%     0.13%     0.13%     0.13%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                         0.84%     1.59%     1.54%     0.60%
---------------------------------------------------------------------------------------------------


1    REDUCED FOR PURCHASES OF $25,000 AND OVER.
2 INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
3 THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
4    ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


              If You SOLD Your Shares:                     If You HELD Your Shares:
 ---------------------------------------------------  ----------------------------------
                  1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
 ---------------------------------------------------  ----------------------------------
  Class A          $606    $779    $  966    $1,508    $606    $779     $966     $1,508
 ---------------------------------------------------  ----------------------------------
  Class B          $662    $802    $1,066    $1,889    $162    $502     $866     $1,889
 ---------------------------------------------------  ----------------------------------
  Class C          $257    $486    $  839    $1,834    $157    $486     $839     $1,834
 ---------------------------------------------------  ----------------------------------
  Class D          $ 61    $192    $  335    $  750    $ 61    $192     $335     $  750
 ---------------------------------------------------  ----------------------------------



ADDITIONAL RISK INFORMATION

--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.


Depositary receipts involve substantially indentical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holder of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of July 31, 2001.

[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.



                           The Fund is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended June 30, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.47% of the Fund's average daily net assets.

[Sidebar]


CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:


www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares:
                           Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]


EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

[End Sidebar]

 MINIMUM INVESTMENT AMOUNTS
 -------------------------------------------------------------------------------------------
                                                                        MINIMUM INVESTMENT
                                                                      ----------------------
 INVESTMENT OPTIONS                                                    INITIAL    ADDITIONAL
 -------------------------------------------------------------------------------------------
  Regular accounts                                                    $1,000        $ 100
 -------------------------------------------------------------------------------------------
  Individual Retirement
  Accounts                       Regular IRAs                         $1,000        $ 100
                                 Education IRAs                       $ 500         $ 100
 -------------------------------------------------------------------------------------------
  EASYINVEST-SM-
  (Automatically from your
  checking or savings account or
  Money Market Fund)                                                  $ 100*        $ 100*
 -------------------------------------------------------------------------------------------
 *  PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.


There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


- Make out a check for the total amount payable to: Morgan Stanley Value-Added Market Series -- Equity Portfolio.


- Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.



Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.



An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.



Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.



For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                    Trust FSB at (800) 869-NEWS for a determination as to
                    whether a particular institution is an eligible guarantor.)
                    A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                    P.O. Box 983, Jersey City, NJ 07303. If you hold share
                    certificates, you must return the certificates, along with the letter and any required additional documentation.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
                    ------------------------------------------------------------
 BY LETTER          A check will be mailed to the name(s) and address in which
 (CONTINUED)        the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Family of
 WITHDRAWAL PLAN    Funds has a total market value of at least $10,000, you may
 [ICON]             elect to withdraw amounts of $25 or more, or in any whole
                    percentage of a fund's balance (provided the amount is at
                    least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan
                    requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]


TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

[End Sidebar]

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stock investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and


- You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 31% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fee applicable to each Class:


                                                                             MAXIMUM
 CLASS     SALES CHARGE                                                  ANNUAL 12B-1 FEE
 ----------------------------------------------------------------------------------------
  A        Maximum 5.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold
           without an initial sales charge are generally subject to a
           1.0% CDSC during the first year                                    0.25%
 ----------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                    1.00%
 ----------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                    1.00%
 ----------------------------------------------------------------------------------------
  D        None                                                           None
 ----------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The

[Sidebar]

FRONT-END SALES CHARGE
OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                       FRONT-END SALES CHARGE
                                          ------------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE OF
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE     NET AMOUNT INVESTED
------------------------------------------------------------------------------------------
 Less than $25,000                                    5.25%                     5.54%
------------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.75%                     4.99%
------------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       4.00%                     4.17%
------------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      3.00%                     3.09%
------------------------------------------------------------------------------------------
 $250,000 but less than $1 million                    2.00%                     2.04%
------------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                     0.00%
------------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if:
(i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.



- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.



- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.



- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.



- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market fund.

[Sidebar]


CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

[End Sidebar]


- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                   CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE                   OF AMOUNT REDEEMED
 -------------------------------------------------------------------------------
  First                                                    5.0%
 -------------------------------------------------------------------------------
  Second                                                   4.0%
 -------------------------------------------------------------------------------
  Third                                                    3.0%
 -------------------------------------------------------------------------------
  Fourth                                                   2.0%
 -------------------------------------------------------------------------------
  Fifth                                                    2.0%
 -------------------------------------------------------------------------------
  Sixth                                                    1.0%
 -------------------------------------------------------------------------------
  Seventh and thereafter                                   None
 -------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).



- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a

CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.



In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:



- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.



- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.



- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).

- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


 Class A Shares++
--------------------------------------------------------------------------------

                                          FOR THE YEAR ENDED JUNE 30,
                                          ----------------------------  FOR THE PERIOD JULY 28, 1997*
SELECTED PER SHARE DATA:                    2001      2000      1999        THROUGH JUNE 30, 1998
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period     $ 34.80   $ 40.58   $ 38.63              $ 34.79
-----------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------
    Net investment income                    0.27      0.34      0.35                 0.30
-----------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                   3.57     (1.76)     4.55                 5.07
-----------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                  3.84     (1.42)     4.90                 5.37
-----------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-----------------------------------------------------------------------------------------------------
    Net investment income                   (0.27)    (0.31)    (0.34)               (0.23)
-----------------------------------------------------------------------------------------------------
    Net realized gain                       (6.29)    (4.05)    (2.61)               (1.30)
-----------------------------------------------------------------------------------------------------
 Total dividends and distributions          (6.56)    (4.36)    (2.95)               (1.53)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period            $32.08    $34.80    $40.58               $38.63
-----------------------------------------------------------------------------------------------------
 TOTAL RETURN+                              12.37%    (3.11)%   14.17%               16.01%(1)
-----------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------
 Expenses                                    0.84%(3)    0.83%(3)    0.80%(3)               0.83%(2)
-----------------------------------------------------------------------------------------------------
 Net investment income                       0.83%(3)    0.93%(3)    0.87%(3)               0.87%(2)
-----------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands  $20,652   $18,489   $25,187              $18,422
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                        5%       11%       13%                  18%
-----------------------------------------------------------------------------------------------------

* THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class B Shares
--------------------------------------------------------------------------------

                                                             FOR THE YEAR ENDED JUNE 30
                                          ----------------------------------------------------------------
                                            2001++         2000++         1999++     1998*++       1997
----------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $34.76         $40.50         $38.54      $32.96      $27.09
----------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------
    Net investment income                       0.03           0.10           0.11        0.13        0.17
----------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss)                                      3.54          (1.74)          4.57        6.89        6.41
----------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                     3.57          (1.64)          4.68        7.02        6.58
----------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
----------------------------------------------------------------------------------------------------------
    Net investment income                      (0.13)         (0.05)         (0.11)      (0.14)      (0.18)
----------------------------------------------------------------------------------------------------------
    Net realized gain                          (6.29)         (4.05)         (2.61)      (1.30)      (0.53)
----------------------------------------------------------------------------------------------------------
 Total dividends and distributions             (6.42)         (4.10)         (2.72)      (1.44)      (0.71)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period           $    31.91     $    34.76     $    40.50  $    38.54  $    32.96
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                 11.50%         (3.73)%        13.47%      21.84%      24.71%
----------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------
 Expenses                                       1.59%(1)       1.48%(1)       1.42%(1)       1.36%       1.45%
----------------------------------------------------------------------------------------------------------
 Net investment income                          0.08%(1)       0.28%(1)       0.25%(1)       0.35%       0.62%
----------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands  $1,092,195     $1,102,819     $1,497,116  $1,628,435  $1,369,737
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           5%            11%            13%         18%         11%
----------------------------------------------------------------------------------------------------------

* PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class C Shares++
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED JUNE 30,
                                                              ---------------------------  FOR THE PERIOD JULY 28, 1997*
SELECTED PER SHARE DATA:                                        2001     2000      1999        THROUGH JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                         $ 34.61   $40.33   $ 38.46               $34.79
------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
    Net investment income                                        0.04     0.09      0.04                 0.04
------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)                      3.53    (1.73)     4.56                 5.07
------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations                  3.57    (1.64)     4.60                 5.11
------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------
    Net investment income                                       (0.13)   (0.03)    (0.12)               (0.14)
------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                           (6.29)   (4.05)    (2.61)               (1.30)
------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                              (6.42)   (4.08)    (2.73)               (1.44)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $ 31.76   $34.61   $ 40.33               $38.46
------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                  11.57%   (3.76)%   13.31%               15.22%(1)
------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                                        1.54%(3)   1.50%(3)    1.57%(3)               1.58%(2)
------------------------------------------------------------------------------------------------------------------------
 Net investment income                                           0.13%(3)   0.26%(3)    0.10%(3)               0.12%(2)
------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                      $11,063   $8,294   $10,748               $8,977
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            5%      11%       13%                  18%
------------------------------------------------------------------------------------------------------------------------

* THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class D Shares++
--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED JUNE 30,
                                                              ----------------------------  FOR THE PERIOD JULY 28, 1997*
SELECTED PER SHARE DATA:                                        2001      2000      1999        THROUGH JUNE 30, 1998
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $34.88    $40.65    $38.69               $34.79
-------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
    Net investment income                                        0.38      0.42      0.47                 0.40
-------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)                      3.54     (1.76)     4.52                 5.06
-------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations                  3.92     (1.34)     4.99                 5.46
-------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
-------------------------------------------------------------------------------------------------------------------------
    Net investment income                                       (0.32)    (0.38)    (0.42)               (0.26)
-------------------------------------------------------------------------------------------------------------------------
    Net realized gain                                           (6.29)    (4.05)    (2.61)               (1.30)
-------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                              (6.61)    (4.43)    (3.03)               (1.56)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $32.19    $34.88    $40.65               $38.69
-------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                  12.59%    (2.89)%   14.43%               16.27%(1)
-------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                                        0.60%(3)    0.59%(3)    0.59%(3)               0.58%(2)
-------------------------------------------------------------------------------------------------------------------------
 Net investment income                                           1.07%(3)    1.17%(3)    1.08%(3)               1.17%(2)
-------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                      $14,078   $46,199   $56,541              $44,290
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            5%       11%       13%                  18%
-------------------------------------------------------------------------------------------------------------------------

* THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Notes

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

Notes

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 Competitive Edge Fund - "Best Ideas" Portfolio
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Growth Securities
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund

 Market Leader Trust
 Mid-Cap Equity Trust
 Nasdaq-100 Index Fund
 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small Cap Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Income Builder Fund
 Real Estate Fund
 S&P 500 Index Fund
 S&P 500 Select Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series/
 Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Liquid Asset Fund (MM)
 North American Government
 Income Trust
 Short-Term Bond Fund (NL)
 Short-Term U.S. Treasury Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.


  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12B-1) FEE.

[LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and
SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:



                          www.morganstanley.com/funds


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   VADAX      Class C:   VADCX
--------------------  --------------------

  Class B:   VADBX      Class D:   VADDX
--------------------  --------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5181)

Morgan Stanley Value-Added
Market Series - Equity Portfolio

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT SEEKS
TO ACHIEVE A HIGH LEVEL OF
TOTAL RETURN ON ITS ASSETS
THROUGH A COMBINATION OF
CAPITAL APPRECIATION AND
CURRENT INCOME


                                                      PROSPECTUS/AUGUST 30, 2001

STATEMENT OF ADDITIONAL INFORMATION                           MORGAN STANLEY
AUGUST 30, 2001                                               VALUE-ADDED
                                                              MARKET SERIES


----------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated August 30, 2001) for the Morgan Stanley Value-Added Market Series may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Value-Added Market Series
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


 I. Fund History...............................................................      4

 II. Description of the Fund and Its Investments and Risks.....................      4
   A.    Classification........................................................      4
   B.    Investment Strategies and Risks.......................................      4
   C.    Fund Policies/Investment Restrictions.................................      8

 III. Management of the Fund...................................................     10
   A.    Board of Trustees.....................................................     10
   B.    Management Information................................................     10
   C.    Compensation..........................................................     14

 IV. Control Persons and Principal Holders of Securities.......................     16

 V. Investment Management and Other Services...................................     16
   A.    Investment Manager....................................................     16
   B.    Principal Underwriter.................................................     17
   C.    Services Provided by the Investment Manager...........................     17
   D.    Dealer Reallowances...................................................     18
   E.    Rule 12b-1 Plan.......................................................     18
   F.    Other Service Providers...............................................     22
   G.    Codes of Ethics.......................................................     23

 VI. Brokerage Allocation and Other Practices..................................     23
   A.    Brokerage Transactions................................................     23
   B.    Commissions...........................................................     23
   C.    Brokerage Selection...................................................     24
   D.    Directed Brokerage....................................................     25
   E.    Regular Broker-Dealers................................................     25

 VII. Capital Stock and Other Securities.......................................     25

 VIII. Purchase, Redemption and Pricing of Shares..............................     26
   A.    Purchase/Redemption of Shares.........................................     26
   B.    Offering Price........................................................     26

 IX. Taxation of the Fund and Shareholders.....................................     27

 X. Underwriters...............................................................     29

 XI. Calculation of Performance Data...........................................     29

 XII. Financial Statements.....................................................     31

                       GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


"CUSTODIAN"--The Bank of New York.



"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley Value-Added Market Series--Equity Portfolio, a registered open-end investment company.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on May 27, 1987 under the name Dean Witter Value-Added Market Series. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Value-Added Market Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Value-Added Market Series.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company presently consisting of a single investment portfolio, the Equity Portfolio, whose investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks" and "Additional Risk Information."


    DISCLAIMER. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    INVESTMENT STRATEGY. The Investment Manager may eliminate one or more securities from the Fund's portfolio (or elect not to increase the Fund's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger;
(b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Fund, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Fund's portfolio, or recommence purchases, when and if those conditions cease to exist.

    STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.


    Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.



    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    LIMITATIONS ON FUTURES CONTRACTS. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Manager may still not result in a successful hedging transaction.


    There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

    In addition, if the Fund holds a long position in a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.


    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and
(ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


    The Fund will:

         1. Seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

    The Fund may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer;

         3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities;

         4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States government, its agencies or instrumentalities;

         5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers;

         6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

         7. Purchase or sell commodities except that the Fund may purchase or sell (write) futures contracts and related options;

         8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

         9. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

        10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed);

        11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;

        12. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money;

        13. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities;

        14. Make short sales of securities;

        15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin;

        16. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days;

        17. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

        18. Invest for the purpose of exercising control or management of any other issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------
Michael Bozic (60) ...................     Retired; Director or Trustee of the Morgan Stanley
Trustee                                    Funds; formerly Vice Chairman of Kmart Corporation
c/o Mayer, Brown & Platt                   (December 1998-October 2000), Chairman and Chief
Counsel to the Independent Trustees        Executive Officer of Levitz Furniture Corpora-
1675 Broadway                              tion (November 1995-November 1998) and President
New York, New York                         and Chief Executive Officer of Hills Department
                                           Stores (May 1991-July 1995); formerly variously
                                           Chairman, Chief Executive Officer, President and
                                           Chief Operating Officer (1987-1991) of the Sears
                                           Merchandise Group of Sears, Roebuck and Co.; Di-
                                           rector of Weirton Steel Corporation.
Charles A. Fiumefreddo* (68) .........     Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                     Officer of the Morgan Stanley Funds; formerly
Chief Executive Officer and Trustee        Chairman, Chief Executive Officer and Director of
Two World Trade Center                     the Investment Manager, the Distributor and Morgan
New York, New York                         Stanley Services, Executive Vice President and
                                           Director of Morgan Stanley DW, Chairman and
                                           Director of the Transfer Agent and Director and/or
                                           officer of various Morgan Stanley subsidiaries
                                           (until June 1998).

NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------
Edwin J. Garn (68) ...................     Director or Trustee of the Morgan Stanley Funds;
Trustee                                    formerly United States Senator (R-Utah)(1974-1992)
c/o Summit Ventures LLC                    and Chairman, Senate Banking Committee
1 Utah Center                              (1980-1986); formerly Mayor of Salt Lake City,
201 S. Main Street                         Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                       Shuttle Discovery (April 12-19, 1985); Vice
                                           Chairman, Huntsman Corporation (chemical company);
                                           Director of Franklin Covey (time management
                                           systems), BMW Bank of North America, Inc.
                                           (industrial loan corporation), United Space
                                           Alliance (joint venture between Lockheed Martin
                                           and the Boeing Company) and Nuskin Asia Pacific
                                           (multilevel marketing); member of the Utah
                                           Regional Advisory Board of Pacific Corp.; member
                                           of the board of various civic and charitable
                                           organizations.
Wayne E. Hedien (67) .................     Retired; Director or Trustee of the Morgan Stanley
Trustee                                    Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                   mortgage insurance); Trustee and Vice Chairman of
Counsel to the Independent Trustees        The Field Museum of Natural History; formerly
1675 Broadway                              associated with the Allstate Companies
New York, New York                         (1966-1994), most recently as Chairman of The
                                           Allstate Corporation (March 1993-December 1994)
                                           and Chairman and Chief Executive Officer of its
                                           wholly-owned subsidiary, Allstate Insurance
                                           Company (July 1989-December 1994); director of
                                           various other business and charitable
                                           organizations.
James F. Higgins* (53) ...............     Chairman of the Private Client Group of Morgan
Trustee                                    Stanley (since August 2000); Director of the
Two World Trade Center                     Transfer Agent and Dean Witter Realty Inc.;
New York, New York                         Director or Trustee of the Morgan Stanley Funds
                                           (since June 2000); previously President and Chief
                                           Operating Officer of the Private Client Group of
                                           Morgan Stanley (May 1999-August 2000), President
                                           and Chief Operating Officer of Individual
                                           Securities of Morgan Stanley (February 1997-May
                                           1999), President and Chief Operating Officer of
                                           Dean Witter Securities of Morgan Stanley
                                           (1995-February 1997), and President and Chief
                                           Operating Officer of Dean Witter Financial
                                           (1989-1995) and Director (1985-1997) of Morgan
                                           Stanley DW.

NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------
Dr. Manuel H. Johnson (52) ...........     Senior Partner, Johnson Smick International, Inc.,
Trustee                                    a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.      the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.              economic commission; Chairman of the Audit
Washington, D.C.                           Committee and Director or Trustee of the Morgan
                                           Stanley Funds; formerly Director of Independence
                                           Standards Board (private sector organization
                                           governing independence of auditors) and NVR, Inc.
                                           (home construction); Chairman and Trustee of the
                                           Financial Accounting Foundation (oversight
                                           organization of the Financial Accounting Standards
                                           Board); formerly Vice Chairman of the Board of
                                           Governors of the Federal Reserve System and
                                           Assistant Secretary of the U.S. Treasury.
Michael E. Nugent (65) ...............     General Partner, Triumph Capital, L.P., a private
Trustee                                    investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                  Committee and Director or Trustee of the Morgan
237 Park Avenue                            Stanley Funds; formerly Vice President, Bankers
New York, New York                         Trust Company and BT Capital Corporation
                                           (1984-1988); director of various business
                                           organizations.
Philip J. Purcell* (57) ..............     Chairman of the Board of Directors and Chief
Trustee                                    Executive Officer of Morgan Stanley, Morgan
1585 Broadway                              Stanley DW and Novus Credit Services Inc.;
New York, New York                         Director of the Distributor; Director or Trustee
                                           of the Morgan Stanley Funds; Director of American
                                           Airlines, Inc. and its parent company, AMR
                                           Corporation; Director and/or officer of various
                                           Morgan Stanley subsidiaries.
John L. Schroeder (71) ...............     Retired; Chairman of the Derivatives Committee and
Trustee                                    Director or Trustee of the Morgan Stanley Funds;
c/o Mayer, Brown & Platt                   Director of Citizens Communications Company
Counsel to the Independent Trustees        (telecommunications company); formerly Executive
1675 Broadway                              Vice President and Chief Investment Officer of the
New York, New York                         Home Insurance Company (August 1991-September
                                           1995).
Mitchell M. Merin (48) ...............     President and Chief Operating Officer of Morgan
President                                  Stanley Investment Management (since December
Two World Trade Center                     1998); President and Director (since April 1997)
New York, New York                         and Chief Executive Officer (since June 1998) of
                                           the Investment Manager and Morgan Stanley
                                           Services; Chairman, Chief Executive Officer and
                                           Director of the Distributor (since June 1998);
                                           Chairman and Chief Executive Officer (since June
                                           1998) and Director (since January 1998) of the
                                           Transfer Agent; Director of various Morgan Stanley
                                           subsidiaries; President of the Morgan Stanley
                                           Funds (since May 1999); Trustee of various Van
                                           Kampen investment companies (since December 1999);
                                           previously Chief Strategic Officer of the
                                           Investment Manager and Morgan Stanley Services and
                                           Executive Vice President of the Distributor (April
                                           1997-June 1998), Vice President of the Morgan
                                           Stanley Funds (May 1997-April 1999), and Executive
                                           Vice President of Morgan Stanley.

NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------
Barry Fink (46) ......................     General Counsel (since May 2000) and Managing
Vice President, Secretary                  Director (since December 2000) of Morgan Stanley
and General Counsel                        Investment Management; Managing Director (since
Two World Trade Center                     December 2000) and Secretary and General Counsel
New York, New York                         (since February 1997) and Director (since Ju-
                                           ly 1998) of the Investment Manager and Morgan
                                           Stanley Services; Vice President, Secretary and
                                           General Counsel of the Morgan Stanley Funds (since
                                           February 1997); Vice President and Secretary of
                                           the Distributor; previously, Senior Vice President
                                           (March 1997-December 1999), First Vice President,
                                           Assistant Secretary and Assistant General Counsel
                                           of the Investment Manager and Morgan Stanley Ser-
                                           vices.

Guy G. Rutherfurd, Jr. (61) ..........     Managing Director of the Investment Manager (since
Vice President                             February 1997); Vice President of various Morgan
Two World Trade Center                     Stanley Funds; formerly Executive Vice President
New York, New York                         and Chief Executive Officer of Nomura Asset Man-
                                           agement (U.S.A.) Inc. (May 1992-February 1997).

Alice S. Weiss (53) ..................     Vice President of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (55) ................     First Vice President and Assistant Treasurer of
Treasurer                                  the Investment Manager, the Distributor and Morgan
Two World Trade Center                     Stanley Services; Treasurer of the Morgan Stanley
New York, New York                         Funds.


------------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE, Executive Director of the Investment Manager, are Vice Presidents of the Fund.



    In addition, LOU ANNE D. MCLNNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.



    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended June 30, 2001.


                               FUND COMPENSATION


                                                 AGGREGATE
                                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE                    FROM THE FUND
---------------------------                    -------------
Michael Bozic................................     $1,600
Edwin J. Garn................................      1,650
Wayne E. Hedien..............................      1,650
Dr. Manuel H. Johnson........................      2,400
Michael E. Nugent............................      2,150
John L. Schroeder............................      2,150



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                                 TOTAL CASH
                                                COMPENSATION
                                               FOR SERVICES TO
                                                  97 MORGAN
NAME OF INDEPENDENT TRUSTEE                     STANLEY FUNDS
---------------------------                    ---------------
Michael Bozic................................     $146,917
Edwin J. Garn................................      151,717
Wayne E. Hedien..............................      151,567
Dr. Manuel H. Johnson........................      223,655
Michael E. Nugent............................      199,759
John L. Schroeder............................      194,809



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended June 30, 2001 and by the 53 Morgan Stanley Funds (including the Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of June 30, 2001 and from the 53 Morgan Stanley Funds as of calendar year ended December 31, 2000.



         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS



                                FOR ALL ADOPTING FUNDS           RETIREMENT
                             ----------------------------         BENEFITS             ESTIMATED ANNUAL
                               ESTIMATED                         ACCRUED AS                BENEFITS
                               CREDITED                           EXPENSES            UPON RETIREMENT(2)
                                 YEARS        ESTIMATED    -----------------------  -----------------------
                             OF SERVICE AT  PERCENTAGE OF               BY ALL       FROM       FROM ALL
                              RETIREMENT      ELIGIBLE     BY THE      ADOPTING       THE       ADOPTING
NAME OF INDEPENDENT TRUSTEE  (MAXIMUM 10)   COMPENSATION    FUND        FUNDS        FUND        FUNDS
---------------------------  -------------  -------------  -------  --------------  -------  --------------
Michael Bozic.............        10             60.44%    $  396    $     20,001   $  997    $     52,885
Edwin J. Garn.............        10             60.44        578          29,348      990          52,817
Wayne E. Hedien...........         9             51.37        745          37,886      848          44,952
Dr. Manuel H. Johnson.....        10             60.44        398          21,187    1,451          77,817
Michael E. Nugent.........        10             60.44        680          36,202    1,299          69,506
John L. Schroeder.........         8             50.37      1,223          65,337      991          53,677


------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 15.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding Class A Shares of the Fund on August 9, 2001: Michael Moye & Rose Jackson Moye, Trustees of the Moye Living Trust, 1137 Second Street Suite 119, Santa Monica, CA 90403-5073--16.989%; Morgan Stanley DW Inc., custodian for Robert B. Gwyn, IRA rollover, P.O. Box 2469, Edwards, CO 81632-2469--5.834%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.45% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.425% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.40% to the portion of daily net assets in excess of $2 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended June 30, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $7,021,725, $6,295,516 and $5,432,381, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER


    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.



    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.



    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended June 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                2001                     2000                       1999
                       -----------------------  -----------------------    -----------------------
Class A..............  FSCs:(1)     $   25,892  FSCs:(1)     $   15,343    FSCs:(1)     $   38,000
                        CDSCs:      $        0   CDSCs:      $        0     CDSCs:      $      180
Class B..............  CDSCs:       $  762,898  CDSCs:       $1,372,154    CDSCs:       $1,680,000
Class C..............  CDSCs:       $      995  CDSCs:       $    2,280    CDSCs:       $    7,300


------------------------
(1) FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
June 30, 2001, of $10,828,182. This amount is equal to 0.99% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended June 30, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $47,156 and $82,778, respectively, which amounts are equal to 0.24% and 0.94% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which
(i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.



    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice program).



    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.



    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and

1.0%, in the case of Class C, of the average net assets of the respective
Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended June 30, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $149,756,968 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 5.57% ($8,346,016)--advertising and promotional expenses; (ii) 0.19% ($277,069)--printing of prospectuses for distribution to other than current shareholders; and (iii) 94.24% ($141,133,883)--other expenses, including the gross sales credit and the carrying charge, of which 19.49% ($27,502,268) represents carrying charges, 25.01% ($35,294,516) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 35.40% ($49,957,939) represents overhead and other branch office distribution-related expenses and 20.10% ($28,379,160) represents excess distribution expenses of Dean Witter Equity Income Trust, the net assets of which were combined with those of the Fund on April 18, 1994 pursuant to a reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended June 30, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's
Class B shares, totaled $61,092,436 as of June 30, 2001, which was equal to 5.59% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C on December 31, 2000 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS


    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended June 30, 1999, 2000 and 2001, the Fund paid a total of $609,990, $584,774 and $337,597, respectively, in brokerage commissions.


B. COMMISSIONS


    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.



    During the fiscal years ended June 30, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.



    The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended June 30, 1999, 2000 and 2001.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.



    The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended June 30, 2001, the Fund paid $55 in brokerage commissions in connection with transactions in the aggregate amount of $39,794 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended June 30, 2001, the Fund purchased securities issued by Bank of New York Co. Inc., The Bear, Stearns Companies, Inc., Merrill Lynch & Co. Inc. and JP Morgan Chase & Co., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the fiscal year. At June 30, 2001, the Fund held securities issued by Bank of New York Co. Inc., The Bear, Stearns Companies Inc., Merrill Lynch & Co. Inc., and JP Morgan Chase & Co., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the fiscal year, valued at $3,168,000, $3,320,011, $3,318,000 and $4,014,000, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.


    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.



    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the

Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.



    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and ten year periods ended June 30, 2001 were 6.91%, 12.86% and 13.77%, respectively. The average annual total returns of Class A, Class C and Class D for the fiscal year ended June 30, 2001 and for the period July 28, 1997 (inception of the Class) through June 30, 2001 were: Class A:
6.47% and 8.28%, respectively; Class C: 10.65% and 8.99%, respectively; and Class D: 12.59% and 10.03%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and ten year periods ended
June 30, 2001, were 11.50%, 13.10% and 13.77%, respectively. The average annual total returns of Class A, Class C and Class D for the fiscal year ended
June 30, 2001 and for the period July 28, 1997 (inception of the Class) through June 30, 2001 were: Class A: 12.37% and 9.78%, respectively; Class C: 11.57% and 8.99%, respectively; and Class D: 12.59% and 10.03%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class B for the one year, five year and ten year periods ended June 30, 2001, were 11.50%, 85.08% and 263.20%, respectively. The average annual total returns of Class A, Class C and Class D for the fiscal year ended June 30, 2001 and for the period July 28, 1997 (inception of the Class) through June 30, 2001 were: Class A: 12.37% and 44.20%, respectively; Class C: 11.57% and 40.17%, respectively; and Class D: 12.59% and 45.48%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at June 30, 2001:



                                                       INVESTMENT AT INCEPTION OF:
                                         INCEPTION   --------------------------------
CLASS                                      DATE:     $10,000     $50,000    $100,000
-----                                    ---------   --------   ---------   ---------
Class A...............................   07/28/97    $13,663    $ 69,216    $139,874
Class B...............................   12/01/87     59,878     299,390     598,780
Class C...............................   07/28/97     14,017      70,085     140,170
Class D...............................   07/28/97     14,548      72,740     145,480


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended June 30, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           Common Stocks (99.6%)
           ADVERTISING/MARKETING SERVICES (0.4%)
  61,000   Interpublic Group of Companies, Inc.....  $    1,790,350
  29,000   Omnicom Group, Inc......................       2,494,000
   8,300   TMP Worldwide, Inc.*....................         490,613
                                                     --------------
                                                          4,774,963
                                                     --------------
           AEROSPACE & DEFENSE (1.6%)
  59,000   Boeing Co...............................       3,280,400
  51,000   General Dynamics Corp...................       3,968,310
  66,800   Goodrich Corp...........................       2,537,064
  79,000   Lockheed Martin Corp....................       2,926,950
  37,000   Northrop Grumman Corp...................       2,963,700
  78,000   Raytheon Co.............................       2,070,900
                                                     --------------
                                                         17,747,324
                                                     --------------
           AGRICULTURAL COMMODITIES/ MILLING (0.2%)
 133,900   Archer-Daniels-Midland Co...............       1,740,700
                                                     --------------
           AIR FREIGHT/COURIERS (0.2%)
  68,000   FedEx Corp.*............................       2,733,600
                                                     --------------
           AIRLINES (0.8%)
  52,000   AMR Corp.*..............................       1,878,760
  51,620   Delta Air Lines, Inc....................       2,275,410
 174,000   Southwest Airlines Co...................       3,217,260
  58,340   US Airways Group Inc.*..................       1,417,662
                                                     --------------
                                                          8,789,092
                                                     --------------
           ALTERNATIVE POWER GENERATION (0.1%)
  18,000   Calpine Corp.*..........................         680,400
                                                     --------------
           ALUMINUM (0.6%)
  72,000   Alcan Inc. (Canada).....................       3,025,440
 106,000   Alcoa, Inc..............................       4,176,400
                                                     --------------
                                                          7,201,840
                                                     --------------
           APPAREL/FOOTWEAR (1.1%)
   9,000   Cintas Corp.............................         416,250
  62,000   Liz Claiborne, Inc......................       3,127,900
  46,000   Nike, Inc. (Class B)....................       1,931,540
 126,000   Reebok International Ltd.*..............       4,025,700
  78,400   VF Corp.................................       2,852,192
                                                     --------------
                                                         12,353,582
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           APPAREL/FOOTWEAR RETAIL (0.8%)
  59,000   Gap, Inc. (The).........................  $    1,711,000
 126,000   Limited, Inc. (The).....................       2,081,520
  86,000   Nordstrom, Inc..........................       1,595,300
 108,000   TJX Companies, Inc. (The)...............       3,441,960
                                                     --------------
                                                          8,829,780
                                                     --------------
           AUTO PARTS: O.E.M. (1.0%)
  70,000   Dana Corp...............................       1,633,800
 110,000   Delphi Automotive Systems Corp..........       1,752,300
  32,000   Eaton Corp..............................       2,243,200
  46,000   Johnson Controls, Inc...................       3,333,620
  41,480   TRW Inc.................................       1,700,680
  37,000   Visteon Corp............................         680,060
                                                     --------------
                                                         11,343,660
                                                     --------------
           AUTOMOTIVE AFTERMARKET (0.3%)
 111,000   Cooper Tire & Rubber Co.................       1,576,200
  58,000   Goodyear Tire & Rubber Co. (The)........       1,624,000
                                                     --------------
                                                          3,200,200
                                                     --------------
           BEVERAGES: ALCOHOLIC (0.8%)
  82,000   Anheuser-Busch Companies, Inc...........       3,378,400
  47,000   Brown-Forman Corp. (Class B)............       3,005,180
  51,000   Coors (Adolph) Co. (Class B)............       2,559,180
                                                     --------------
                                                          8,942,760
                                                     --------------
           BEVERAGES: NON-ALCOHOLIC (0.6%)
  35,300   Coca-Cola Co............................       1,588,500
  71,000   Coca-Cola Enterprises Inc...............       1,160,850
  18,000   Pepsi Bottling Group, Inc. (The)........         721,800
  75,200   PepsiCo, Inc............................       3,323,840
                                                     --------------
                                                          6,794,990
                                                     --------------
           BIOTECHNOLOGY (0.5%)
  46,000   Amgen Inc.*.............................       2,791,280
  28,000   Biogen, Inc.*...........................       1,522,080

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  14,000   Chiron Corp.*...........................  $      714,000
  18,000   MedImmune, Inc.*........................         849,600
                                                     --------------
                                                          5,876,960
                                                     --------------
           BROADCASTING (0.3%)
  37,000   Clear Channel Communications, Inc.*.....       2,319,900
  17,000   Univision Communications, Inc.
            (Class A)*.............................         727,260
                                                     --------------
                                                          3,047,160
                                                     --------------
           BUILDING PRODUCTS (0.2%)
 107,000   Masco Corp..............................       2,670,720
                                                     --------------
           CABLE/SATELLITE TV (0.2%)
  57,000   Comcast Corp. (Class A Special)*........       2,473,800
                                                     --------------
           CASINO/GAMING (0.4%)
 114,150   Harrah's Entertainment, Inc.*...........       4,029,495
                                                     --------------
           CHEMICALS: MAJOR DIVERSIFIED (1.0%)
 120,000   Dow Chemical Co.........................       3,990,000
  41,350   DuPont (E.I) de Nemours & Co., Inc......       1,994,724
  32,500   Eastman Chemical Co.....................       1,547,975
 109,000   Hercules Inc.*..........................       1,231,700
  65,000   Rohm & Haas Co..........................       2,138,500
                                                     --------------
                                                         10,902,899
                                                     --------------
           CHEMICALS: SPECIALTY (1.4%)
  72,600   Air Products & Chemicals, Inc...........       3,321,450
 106,000   Engelhard Corp..........................       2,733,740
  31,000   FMC Corp.*..............................       2,125,360
  52,000   Great Lakes Chemical Corp...............       1,604,200
  61,500   Praxair, Inc............................       2,890,500
  70,000   Sigma-Aldrich Corp......................       2,703,400
                                                     --------------
                                                         15,378,650
                                                     --------------
           COMMERCIAL PRINTING/ FORMS (0.3%)
  72,000   Deluxe Corp.............................       2,080,800
  61,500   Donnelley (R.R.) & Sons Co..............       1,826,550
                                                     --------------
                                                          3,907,350
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           COMPUTER COMMUNICATIONS (0.3%)
  55,000   Avaya Inc.*.............................  $      753,500
  69,000   Cabletron Systems, Inc.*................       1,576,650
  45,000   Cisco Systems, Inc.*....................         819,000
                                                     --------------
                                                          3,149,150
                                                     --------------
           COMPUTER PERIPHERALS (0.3%)
  40,000   EMC Corp.*..............................       1,162,000
  21,000   Lexmark International, Inc.*............       1,412,250
  30,000   Network Appliance, Inc.*................         411,000
                                                     --------------
                                                          2,985,250
                                                     --------------
           COMPUTER PROCESSING HARDWARE (1.1%)
  39,400   Apple Computer, Inc.*...................         916,050
 108,000   Compaq Computer Corp....................       1,672,920
  50,000   Dell Computer Corp.*....................       1,297,500
  49,200   Gateway, Inc.*..........................         809,340
  38,000   Hewlett-Packard Co......................       1,086,800
  23,000   International Business Machines Corp....       2,599,000
  49,000   NCR Corp.*..............................       2,303,000
  63,777   Palm, Inc.*.............................         387,126
  60,000   Sun Microsystems, Inc.*.................         943,200
                                                     --------------
                                                         12,014,936
                                                     --------------
           CONSTRUCTION MATERIALS (0.2%)
  49,500   Vulcan Materials Co.....................       2,660,625
                                                     --------------
           CONSUMER SUNDRIES (0.1%)
  94,000   American Greetings Corp. (Class A)......       1,034,000
                                                     --------------
           CONTAINERS/PACKAGING (1.0%)
  72,100   Ball Corp...............................       3,429,076
  46,000   Bemis Company, Inc......................       1,847,820
 153,000   Pactiv Corp.*...........................       2,050,200
  42,000   Sealed Air Corp.*.......................       1,564,500
  38,000   Temple-Inland, Inc......................       2,025,020
                                                     --------------
                                                         10,916,616
                                                     --------------
           CONTRACT DRILLING (0.5%)
  24,000   Nabors Industries, Inc.*................         892,800
  25,000   Noble Drilling Corp.*...................         818,750
  99,000   Rowan Companies, Inc.*..................       2,187,900

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  35,000   Transocean Sedco Forex Inc..............  $    1,443,750
                                                     --------------
                                                          5,343,200
                                                     --------------
           DATA PROCESSING SERVICES (1.1%)
  57,000   Automatic Data Processing, Inc..........       2,832,900
  88,000   Ceridian Corp.*.........................       1,686,960
  14,000   Concord EFS, Inc.*......................         728,140
  59,000   First Data Corp.........................       3,790,750
   8,000   Fiserv, Inc.*...........................         511,840
  67,000   Paychex, Inc............................       2,680,000
                                                     --------------
                                                         12,230,590
                                                     --------------
           DEPARTMENT STORES (1.3%)
  87,900   Dillard's, Inc. (Class A)...............       1,342,233
  66,000   Federated Department Stores, Inc.*......       2,805,000
  54,000   Kohl's Corp.*...........................       3,387,420
  72,500   May Department Stores Co................       2,483,850
  88,000   Penney (J.C.) Co., Inc..................       2,319,680
  49,000   Sears, Roebuck & Co.....................       2,073,190
                                                     --------------
                                                         14,411,373
                                                     --------------
           DISCOUNT STORES (1.2%)
 121,000   Big Lots, Inc.*.........................       1,655,280
  56,000   Costco Wholesale Corp.*.................       2,300,480
 112,500   Dollar General Corp.....................       2,193,750
 226,000   Kmart Corp.*............................       2,592,220
  78,000   Target Corp.............................       2,698,800
  46,600   Wal-Mart Stores, Inc....................       2,274,080
                                                     --------------
                                                         13,714,610
                                                     --------------
           DRUGSTORE CHAINS (0.8%)
  62,000   CVS Corp................................       2,393,200
  86,800   Longs Drug Stores Corp..................       1,870,540
 154,000   Rite Aid Corp.*.........................       1,386,000
  93,000   Walgreen Co.............................       3,175,950
                                                     --------------
                                                          8,825,690
                                                     --------------
           ELECTRIC UTILITIES (6.8%)
  60,000   AES Corp. (The)*........................       2,583,000
   9,000   Allegheny Energy, Inc...................         434,250
  42,000   Ameren Corp.............................       1,793,400
  68,000   American Electric Power Co., Inc........       3,139,560

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  54,300   Cinergy Corp............................  $    1,897,785
  59,000   CMS Energy Corp.........................       1,643,150
  64,000   Consolidated Edison, Inc................       2,547,200
  78,000   Constellation Energy Group, Inc.........       3,322,800
  57,000   Dominion Resources, Inc.................       3,427,410
  70,000   DTE Energy Co...........................       3,250,800
  96,000   Duke Energy Corp........................       3,744,960
 119,000   Edison International*...................       1,326,850
  96,000   Entergy Corp............................       3,685,440
  58,000   Exelon Corp.............................       3,718,960
 103,000   FirstEnergy Corp........................       3,312,480
  54,000   FPL Group, Inc..........................       3,251,340
  60,000   GPU, Inc................................       2,109,000
  44,532   Mirant Corp.*...........................       1,531,901
 211,800   Niagara Mohawk Holdings Inc.*...........       3,746,742
 106,200   PG & E Corp.*...........................       1,189,440
  63,000   Pinnacle West Capital Corp..............       2,986,200
  74,000   PPL Corp................................       4,070,000
  82,000   Progress Energy, Inc....................       3,683,440
  79,000   Public Service Enterprise Group, Inc....       3,863,100
  90,000   Reliant Energy, Inc.....................       2,898,900
 112,000   Southern Co. (The)......................       2,604,000
  57,000   TXU Corp................................       2,746,830
 120,000   Xcel Energy, Inc........................       3,414,000
                                                     --------------
                                                         77,922,938
                                                     --------------
           ELECTRICAL PRODUCTS (1.0%)
  70,000   American Power Conversion Corp.*........       1,102,500
  47,000   Cooper Industries, Inc..................       1,860,730
  43,500   Emerson Electric Co.....................       2,631,750
  44,975   Molex Inc...............................       1,642,937
  72,000   National Service Industries, Inc........       1,625,040
  28,000   Power-One, Inc.*........................         465,920
  83,000   Thomas & Betts Corp.....................       1,831,810
                                                     --------------
                                                         11,160,687
                                                     --------------
           ELECTRONIC COMPONENTS (0.3%)
  31,000   Jabil Circuit, Inc.*....................         956,660

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  45,000   Sanmina Corp.*..........................  $    1,053,450
  64,000   Solectron Corp.*........................       1,171,200
                                                     --------------
                                                          3,181,310
                                                     --------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.0%)
  36,000   Agilent Technologies, Inc.*.............       1,170,000
  45,000   JDS Uniphase Corp.*.....................         573,750
  78,000   PerkinElmer, Inc........................       2,147,340
  52,000   Rockwell International Corp.............       1,982,240
  30,000   Symbol Technologies, Inc................         666,000
  96,000   Tektronix, Inc.*........................       2,606,400
  81,000   Thermo Electron Corp.*..................       1,783,620
 103,000   Xerox Corp.*............................         985,710
                                                     --------------
                                                         11,915,060
                                                     --------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  27,000   Applied Materials, Inc.*................       1,325,700
  32,000   KLA-Tencor Corp.*.......................       1,871,040
  40,000   Novellus Systems, Inc.*.................       2,271,600
  31,000   Teradyne, Inc.*.........................       1,026,100
                                                     --------------
                                                          6,494,440
                                                     --------------
           ELECTRONICS/APPLIANCE STORES (0.4%)
  31,000   Best Buy Co., Inc.*.....................       1,969,120
  61,000   Circuit City Stores, Inc. -- Circuit
            City Group.............................       1,098,000
  52,000   RadioShack Corp.........................       1,586,000
                                                     --------------
                                                          4,653,120
                                                     --------------
           ELECTRONICS/ APPLIANCES (0.3%)
  64,000   Maytag Corp.............................       1,872,640
  33,000   Whirlpool Corp..........................       2,062,500
                                                     --------------
                                                          3,935,140
                                                     --------------
           ENGINEERING & CONSTRUCTION (0.2%)
  51,000   Fluor Corp..............................       2,302,650
                                                     --------------
           ENVIRONMENTAL SERVICES (0.6%)
 207,000   Allied Waste Industries, Inc.*..........       3,866,760
 101,000   Waste Management, Inc...................       3,112,820
                                                     --------------
                                                          6,979,580
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           FINANCE/RENTAL/ LEASING (2.7%)
  57,000   Capital One Financial Corp..............  $    3,420,000
  68,000   Countrywide Credit Industries, Inc......       3,119,840
  45,000   Fannie Mae..............................       3,831,750
  52,000   Freddie Mac.............................       3,640,000
  63,000   Household International, Inc............       4,202,100
 101,000   MBNA Corp...............................       3,327,950
  64,000   Providian Financial Corp................       3,788,800
  90,000   Ryder System, Inc.......................       1,764,000
  45,000   USA Education Inc.......................       3,285,000
                                                     --------------
                                                         30,379,440
                                                     --------------
           FINANCIAL CONGLOMERATES (1.3%)
  57,000   American Express Co.....................       2,211,600
  77,000   Citigroup, Inc..........................       4,068,680
 116,000   Conseco, Inc.*..........................       1,583,400
  90,000   J.P. Morgan Chase & Co..................       4,014,000
  60,000   State Street Corp.......................       2,969,400
                                                     --------------
                                                         14,847,080
                                                     --------------
           FINANCIAL PUBLISHING/ SERVICES (0.8%)
  58,000   Equifax, Inc............................       2,127,440
  53,000   McGraw-Hill Companies, Inc. (The).......       3,505,950
  90,300   Moody's Corporation.....................       3,025,050
                                                     --------------
                                                          8,658,440
                                                     --------------
           FOOD DISTRIBUTORS (0.5%)
 123,000   Supervalu, Inc..........................       2,158,650
 137,000   SYSCO Corp..............................       3,719,550
                                                     --------------
                                                          5,878,200
                                                     --------------
           FOOD RETAIL (0.8%)
  65,000   Albertson's, Inc........................       1,949,350
 114,000   Kroger Co.*.............................       2,850,000
  32,000   Safeway Inc.*...........................       1,536,000
  87,000   Winn-Dixie Stores, Inc..................       2,273,310
                                                     --------------
                                                          8,608,660
                                                     --------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
  56,000   Campbell Soup Co........................       1,442,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  70,000   General Mills, Inc......................  $    3,064,600
  62,000   Heinz (H.J.) Co.........................       2,535,180
  66,000   Kellogg Co..............................       1,914,000
  40,000   Quaker Oats Company (The)...............       3,650,000
  93,780   Ralston-Ralston Purina Group............       2,815,276
 104,920   Sara Lee Corp...........................       1,987,185
  40,000   Unilever N.V. (Netherlands).............       2,382,800
                                                     --------------
                                                         19,791,041
                                                     --------------
           FOOD: MEAT/FISH/ DAIRY (0.1%)
  84,860   ConAgra, Inc............................       1,681,077
                                                     --------------
           FOOD: SPECIALTY/ CANDY (0.5%)
  42,400   Hershey Foods Corp......................       2,616,504
  64,000   Wrigley (Wm.) Jr. Co....................       2,998,400
                                                     --------------
                                                          5,614,904
                                                     --------------
           FOREST PRODUCTS (0.4%)
 153,000   Louisiana-Pacific Corp..................       1,794,690
  43,000   Weyerhaeuser Co.........................       2,363,710
                                                     --------------
                                                          4,158,400
                                                     --------------
           GAS DISTRIBUTORS (1.2%)
  12,000   Dynegy, Inc. (Class A)..................         558,000
  18,000   KeySpan Corp............................         656,640
   9,200   Kinder Morgan, Inc......................         462,300
  68,630   Nicor Inc...............................       2,675,197
  54,532   NiSource Inc............................       1,490,360
 156,000   ONEOK, Inc..............................       3,073,200
  60,000   Peoples Energy Corp.....................       2,412,000
  93,000   Sempra Energy...........................       2,542,620
                                                     --------------
                                                         13,870,317
                                                     --------------
           HOME BUILDING (1.0%)
  86,200   Centex Corp.............................       3,512,650
 110,830   KB Home.................................       3,343,741
  95,000   Pulte Corp..............................       4,049,850
                                                     --------------
                                                         10,906,241
                                                     --------------
           HOME FURNISHINGS (0.5%)
  84,000   Leggett & Platt, Inc....................       1,850,520
  75,000   Newell Rubbermaid, Inc..................       1,882,500
  72,000   Tupperware Corp.........................       1,686,960
                                                     --------------
                                                          5,419,980
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           HOME IMPROVEMENT CHAINS (0.5%)
  44,000   Home Depot, Inc. (The)..................  $    2,048,200
  49,000   Lowe's Companies, Inc...................       3,554,950
                                                     --------------
                                                          5,603,150
                                                     --------------
           HOSPITAL/NURSING MANAGEMENT (0.9%)
  86,000   HCA-The Healthcare Corp.................       3,886,340
  82,700   Manor Care, Inc.*.......................       2,625,725
  78,000   Tenet Healthcare Corp.*.................       4,024,020
                                                     --------------
                                                         10,536,085
                                                     --------------
           HOTELS/RESORTS/ CRUISELINES (0.7%)
  53,000   Carnival Corp...........................       1,627,100
 170,000   Hilton Hotels Corp......................       1,972,000
  80,720   Marriott International, Inc.
            (Class A)..............................       3,821,285
  26,000   Starwood Hotels & Resorts Worldwide,
            Inc....................................         969,280
                                                     --------------
                                                          8,389,665
                                                     --------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  90,000   Alberto-Culver Co. (Class B)............       3,783,600
  67,000   Avon Products, Inc......................       3,100,760
  58,000   Clorox Co...............................       1,963,300
  49,000   Colgate-Palmolive Co....................       2,890,510
  55,000   Gillette Co.............................       1,594,450
  66,000   International Flavors & Fragrances,
            Inc....................................       1,658,580
  46,500   Kimberly-Clark Corp.....................       2,599,350
  34,000   Procter & Gamble Co. (The)..............       2,169,200
                                                     --------------
                                                         19,759,750
                                                     --------------
           INDUSTRIAL CONGLOMERATES (1.9%)
  54,000   General Electric Co.....................       2,632,500
  54,000   Honeywell International, Inc............       1,889,460
  86,000   ITT Industries, Inc.....................       3,805,500
  27,000   Minnesota Mining & Manufacturing Co.....       3,080,700
  41,980   Textron, Inc............................       2,310,579

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  82,000   Tyco International Ltd. (Bermuda).......  $    4,469,000
  46,000   United Technologies Corp................       3,369,960
                                                     --------------
                                                         21,557,699
                                                     --------------
           INDUSTRIAL MACHINERY (0.7%)
  46,000   Illinois Tool Works Inc.................       2,911,800
 193,000   McDermott International, Inc.*..........       2,248,450
  64,000   Parker-Hannifin Corp....................       2,716,160
                                                     --------------
                                                          7,876,410
                                                     --------------
           INDUSTRIAL SPECIALTIES (0.9%)
  77,000   Ecolab, Inc.............................       3,154,690
  52,000   Millipore Corp..........................       3,222,960
  38,000   PPG Industries, Inc.....................       1,997,660
 107,000   Sherwin-Williams Co.....................       2,375,400
                                                     --------------
                                                         10,750,710
                                                     --------------
           INFORMATION TECHNOLOGY SERVICES (1.1%)
  55,000   Citrix Systems, Inc.*...................       1,919,500
  34,000   Computer Sciences Corp.*................       1,176,400
  47,000   Electronic Data Systems Corp............       2,937,500
  87,000   PeopleSoft, Inc.*.......................       4,283,010
  27,000   Sapient Corp.*..........................         263,250
 159,100   Unisys Corp.*...........................       2,340,361
                                                     --------------
                                                         12,920,021
                                                     --------------
           INSURANCE BROKERS/ SERVICES (0.5%)
  77,070   AON Corp................................       2,697,450
  28,000   Marsh & McLennan Cos., Inc..............       2,828,000
                                                     --------------
                                                          5,525,450
                                                     --------------
           INTEGRATED OIL (1.8%)
  37,000   Amerada Hess Corp.......................       2,989,600
  32,000   Chevron Corp............................       2,896,000
  78,100   Conoco, Inc. (Class B)..................       2,257,090
  36,000   Exxon Mobil Corp........................       3,144,600
  57,000   Phillips Petroleum Co...................       3,249,000

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  51,100   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................  $    2,977,597
  43,000   Texaco, Inc.............................       2,863,800
                                                     --------------
                                                         20,377,687
                                                     --------------
           INTERNET SOFTWARE/ SERVICES (0.1%)
  10,000   BroadVision, Inc.*......................          50,000
   9,000   Siebel Systems, Inc.*...................         422,100
  13,000   Yahoo! Inc.*............................         259,870
                                                     --------------
                                                            731,970
                                                     --------------
           INVESTMENT BANKS/ BROKERS (1.2%)
  56,300   Bear Stearns Companies, Inc. (The)......       3,320,011
  52,000   Lehman Brothers Holdings, Inc...........       4,043,000
  56,000   Merrill Lynch & Co., Inc................       3,318,000
  35,000   Morgan Stanley Dean Witter & Co.........       2,248,050
  72,000   Schwab (Charles) Corp...................       1,101,600
                                                     --------------
                                                         14,030,661
                                                     --------------
           INVESTMENT MANAGERS (0.6%)
  41,000   Franklin Resources, Inc.................       1,876,570
  64,000   Stilwell Financial, Inc.................       2,147,840
  63,000   T. Rowe Price Group Inc.................       2,355,570
                                                     --------------
                                                          6,379,980
                                                     --------------
           LIFE/HEALTH INSURANCE (1.7%)
  92,000   AFLAC, Inc..............................       2,897,080
  84,000   American General Corp...................       3,901,800
  64,500   Jefferson-Pilot Corp....................       3,116,640
  66,000   Lincoln National Corp...................       3,415,500
  25,000   MetLife, Inc............................         774,500
  81,600   Torchmark Corp..........................       3,281,136
  64,000   UnumProvident Corp......................       2,055,680
                                                     --------------
                                                         19,442,336
                                                     --------------
           MAJOR BANKS (3.9%)
  51,000   Bank of America Corp....................       3,061,530
  66,000   Bank of New York Co., Inc...............       3,168,000
  61,000   Bank One Corp...........................       2,183,800
  49,000   BB&T Corp...............................       1,798,300

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  52,890   Comerica, Inc...........................  $    3,046,464
  60,000   First Union Corp........................       2,096,400
  93,000   FleetBoston Financial Corp..............       3,668,850
 105,000   Huntington Bancshares, Inc..............       1,716,750
  89,000   KeyCorp.................................       2,318,450
  78,000   Mellon Financial Corp...................       3,588,000
  92,000   National City Corp......................       2,831,760
  53,000   PNC Financial Services Group, Inc.......       3,486,870
 128,000   SouthTrust Corp.........................       3,328,000
  44,340   SunTrust Banks, Inc.....................       2,872,345
  34,000   Wachovia Corp...........................       2,419,100
  69,000   Wells Fargo & Co........................       3,203,670
                                                     --------------
                                                         44,788,289
                                                     --------------
           MAJOR TELECOMMUNICATIONS (1.3%)
  37,000   ALLTEL Corp.............................       2,266,620
  83,250   AT&T Corp...............................       1,831,500
  58,000   BellSouth Corp..........................       2,335,660
  63,000   SBC Communications, Inc.................       2,523,780
  46,000   Sprint Corp. (FON Group)................         982,560
  76,000   Verizon Communications Inc..............       4,066,000
  60,000   WorldCom, Inc.*.........................         897,600
                                                     --------------
                                                         14,903,720
                                                     --------------
           MANAGED HEALTH CARE (1.0%)
  32,000   Aetna Inc.*.............................         827,840
  32,000   CIGNA Corp..............................       3,066,240
 167,000   Humana, Inc.*...........................       1,644,950
  63,000   UnitedHealth Group Inc..................       3,890,250
  21,000   Wellpoint Health Networks, Inc.*........       1,979,040
                                                     --------------
                                                         11,408,320
                                                     --------------
           MEDIA CONGLOMERATES (0.7%)
  52,500   AOL Time Warner Inc.*...................       2,782,500
  68,000   Disney (Walt) Co. (The).................       1,964,520
  69,000   Viacom, Inc. (Class B) (Non-Voting)*....       3,570,750
                                                     --------------
                                                          8,317,770
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           MEDICAL DISTRIBUTORS (0.5%)
  52,000   Cardinal Health, Inc....................  $    3,588,000
  60,000   McKesson HBOC, Inc......................       2,227,200
                                                     --------------
                                                          5,815,200
                                                     --------------
           MEDICAL SPECIALTIES (2.5%)
  38,000   Applera Corp. - Applied Biosystems
            Group..................................       1,016,500
  64,000   Bard (C.R.), Inc........................       3,644,800
  44,000   Bausch & Lomb, Inc......................       1,594,560
  74,000   Baxter International, Inc...............       3,626,000
  71,000   Becton, Dickinson & Co..................       2,541,090
  82,000   Biomet, Inc.............................       3,940,920
  92,000   Boston Scientific Corp.*................       1,564,000
  42,000   Guidant Corp.*..........................       1,512,000
  52,000   Medtronic, Inc..........................       2,392,520
 107,000   Pall Corp...............................       2,517,710
  64,000   St. Jude Medical, Inc.*.................       3,840,000
   9,000   Stryker Corp............................         493,650
                                                     --------------
                                                         28,683,750
                                                     --------------
           METAL FABRICATIONS (0.2%)
 114,600   Timken Co. (The)........................       1,941,324
                                                     --------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
  34,000   Convergys Corp.*........................       1,028,500
  59,000   Sabre Holdings Corp. (Class A)*.........       2,950,000
                                                     --------------
                                                          3,978,500
                                                     --------------
           MISCELLANEOUS MANUFACTURING (0.7%)
 116,000   Crane Co................................       3,596,000
  32,000   Danaher Corp............................       1,792,000
  58,000   Dover Corp..............................       2,183,700
                                                     --------------
                                                          7,571,700
                                                     --------------
           MOTOR VEHICLES (0.6%)
  96,149   Ford Motor Co...........................       2,360,458
  37,000   General Motors Corp.....................       2,380,950
  40,000   Harley-Davidson, Inc....................       1,883,200
                                                     --------------
                                                          6,624,608
                                                     --------------
           MULTI-LINE INSURANCE (1.1%)
  39,000   American International Group, Inc.......       3,354,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  50,000   Hartford Financial Services Group, Inc.
            (The)..................................  $    3,420,000
  58,000   Loews Corp..............................       3,736,940
  73,000   Safeco Corp.............................       2,153,500
                                                     --------------
                                                         12,664,440
                                                     --------------
           OFFICE EQUIPMENT/ SUPPLIES (0.4%)
  44,000   Avery Dennison Corp.....................       2,246,200
  52,000   Pitney Bowes, Inc.......................       2,190,240
                                                     --------------
                                                          4,436,440
                                                     --------------
           OIL & GAS PIPELINES (0.7%)
  75,000   El Paso Corp............................       3,940,500
  40,000   Enron Corp..............................       1,960,000
  65,000   Williams Companies, Inc. (The)..........       2,141,750
                                                     --------------
                                                          8,042,250
                                                     --------------
           OIL & GAS PRODUCTION (1.6%)
  56,000   Anardarko Petroleum Corp................       3,025,680
  58,000   Apache Corp.............................       2,943,500
  64,500   Burlington Resources, Inc...............       2,576,775
  22,000   Devon Energy Corp.......................       1,155,000
  21,000   EOG Resources, Inc......................         746,550
  48,000   Kerr-McGee Corp.........................       3,180,960
  95,000   Occidental Petroleum Corp...............       2,526,050
  71,000   Unocal Corp.............................       2,424,650
                                                     --------------
                                                         18,579,165
                                                     --------------
           OIL REFINING/ MARKETING (1.0%)
  46,400   Ashland, Inc............................       1,860,640
  72,000   Sunoco, Inc.............................       2,637,360
  90,000   Tosco Corp..............................       3,964,500
  85,750   USX-Marathon Group......................       2,530,482
                                                     --------------
                                                         10,992,982
                                                     --------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  92,000   Baker Hughes Inc........................       3,082,000
  64,000   Halliburton Co..........................       2,278,400
  36,000   Schlumberger Ltd........................       1,895,400
                                                     --------------
                                                          7,255,800
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           OTHER CONSUMER SERVICES (0.4%)
  50,000   Block (H.&R.), Inc......................  $    3,227,500
  94,000   Cendant Corp.*..........................       1,833,000
                                                     --------------
                                                          5,060,500
                                                     --------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  58,000   Fortune Brands, Inc.....................       2,224,880
                                                     --------------
           OTHER METALS/ MINERALS (0.3%)
  99,500   Inco Ltd. (Canada)*.....................       1,717,370
  44,000   Phelps Dodge Corp.......................       1,826,000
                                                     --------------
                                                          3,543,370
                                                     --------------
           PACKAGED SOFTWARE (1.8%)
  50,000   Adobe Systems, Inc......................       2,350,000
  69,200   Autodesk, Inc...........................       2,581,160
  61,000   BMC Software, Inc.*.....................       1,374,940
  70,000   Computer Associates International,
            Inc....................................       2,520,000
 141,000   Compuware Corp.*........................       1,972,590
   9,000   Intuit Inc.*............................         359,910
  12,000   Mercury Interactive Corp.*..............         718,800
  27,000   Microsoft Corp.*........................       1,960,200
  73,000   Novell, Inc.*...........................         415,370
  69,200   Oracle Corp.*...........................       1,314,800
 141,000   Parametric Technology Corp.*............       1,972,590
   9,000   QLogic Corp.*...........................         580,050
  38,754   VERITAS Software Corp.*.................       2,578,304
                                                     --------------
                                                         20,698,714
                                                     --------------
           PERSONNEL SERVICES (0.1%)
  24,000   Robert Half International, Inc.*........         597,360
                                                     --------------
           PHARMACEUTICALS: GENERIC DRUGS (0.3%)
  59,000   Watson Pharmaceuticals, Inc.*...........       3,636,760
                                                     --------------
           PHARMACEUTICALS: MAJOR (2.5%)
  69,000   Abbott Laboratories.....................       3,312,690
  54,000   American Home Products Corp.............       3,155,760
  44,000   Bristol-Myers Squibb Co.................       2,301,200

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 120,000   Johnson & Johnson.......................  $    6,000,000
  32,000   Lilly (Eli) & Co........................       2,368,000
  43,000   Merck & Co., Inc........................       2,748,130
  88,000   Pfizer, Inc.............................       3,524,400
  69,000   Pharmacia Corp..........................       3,170,550
  60,000   Schering-Plough Corp....................       2,174,400
                                                     --------------
                                                         28,755,130
                                                     --------------
           PHARMACEUTICALS: OTHER (0.5%)
  43,000   Allergan, Inc...........................       3,676,500
   8,000   Forest Laboratories, Inc.*..............         568,000
  18,000   King Pharmaceuticals, Inc.*.............         967,500
                                                     --------------
                                                          5,212,000
                                                     --------------
           PRECIOUS METALS (0.8%)
 100,000   Barrick Gold Corp. (Canada).............       1,515,000
 165,000   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................       1,823,250
 284,000   Homestake Mining Co.....................       2,201,000
  96,000   Newmont Mining Corp.....................       1,786,560
 178,000   Placer Dome Inc. (Canada)...............       1,744,400
                                                     --------------
                                                          9,070,210
                                                     --------------
           PROPERTY - CASUALTY INSURERS (1.3%)
  81,000   Allstate Corp. (The)....................       3,563,190
  43,000   Chubb Corp. (The).......................       3,329,490
  45,000   Cincinnati Financial Corp...............       1,777,500
  19,000   Progressive Corp. (The).................       2,568,610
  74,000   St. Paul Companies, Inc.................       3,751,060
                                                     --------------
                                                         14,989,850
                                                     --------------
           PUBLISHING: BOOKS/ MAGAZINES (0.5%)
  57,000   Harcourt General, Inc...................       3,316,830
  78,600   Meredith Corp...........................       2,814,666
                                                     --------------
                                                          6,131,496
                                                     --------------
           PUBLISHING: NEWSPAPERS (1.2%)
  41,000   Dow Jones & Co., Inc....................       2,448,110
  41,000   Gannett Co., Inc........................       2,701,900
  50,460   Knight-Ridder, Inc......................       2,992,278

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  66,000   New York Times Co. (The) (Class A)......  $    2,772,000
  61,000   Tribune Co..............................       2,440,610
                                                     --------------
                                                         13,354,898
                                                     --------------
           PULP & PAPER (1.4%)
  52,000   Boise Cascade Corp......................       1,828,840
  83,680   Georgia-Pacific Group...................       2,832,568
  79,779   International Paper Co..................       2,848,110
  67,000   Mead Corp...............................       1,818,380
  45,000   Potlatch Corp...........................       1,548,450
  66,000   Westvaco Corp...........................       1,603,140
  63,000   Willamette Industries, Inc..............       3,118,500
                                                     --------------
                                                         15,597,988
                                                     --------------
           RAILROADS (0.7%)
  68,500   Burlington Northern Santa Fe Corp.......       2,066,645
  52,000   CSX Corp................................       1,884,480
  99,000   Norfolk Southern Corp...................       2,049,300
  44,900   Union Pacific Corp......................       2,465,459
                                                     --------------
                                                          8,465,884
                                                     --------------
           RECREATIONAL PRODUCTS (0.7%)
  79,000   Brunswick Corp..........................       1,898,370
  31,000   Eastman Kodak Co........................       1,447,080
 129,000   Hasbro, Inc.............................       1,864,050
 134,400   Mattel, Inc.*...........................       2,542,848
                                                     --------------
                                                          7,752,348
                                                     --------------
           REGIONAL BANKS (1.6%)
  79,000   AmSouth Bancorporation..................       1,460,710
  67,000   Fifth Third Bancorp.....................       4,023,350
  42,000   Northern Trust Corp.....................       2,625,000
  63,000   Regions Financial Corp..................       2,016,000
  92,000   Synovus Financial Corp..................       2,886,960
 140,000   U.S. Bancorp............................       3,190,600
  46,000   Union Planters Corp.....................       2,005,600
   9,000   Zions Bancorporation....................         531,000
                                                     --------------
                                                         18,739,220
                                                     --------------
           RESTAURANTS (1.0%)
 140,000   Darden Restaurants, Inc.................       3,906,000
  77,000   McDonald's Corp.........................       2,083,620
  22,500   Starbucks Corp.*........................         517,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  62,000   Tricon Global Restaurants, Inc.*........  $    2,721,800
  95,000   Wendy's International, Inc..............       2,426,300
                                                     --------------
                                                         11,655,220
                                                     --------------
           SAVINGS BANKS (0.8%)
  29,000   Charter One Financial, Inc..............         925,100
  61,500   Golden West Financial Corp..............       3,950,760
 113,000   Washington Mutual, Inc..................       4,243,150
                                                     --------------
                                                          9,119,010
                                                     --------------
           SEMICONDUCTORS (1.4%)
  86,000   Advanced Micro Devices, Inc.*...........       2,483,680
  35,000   Altera Corp.*...........................       1,015,000
  33,000   Analog Devices, Inc.*...................       1,427,250
  30,000   Applied Micro Circuits Corp.*...........         516,000
   7,000   Broadcom Corp. (Class A)*...............         299,320
  31,000   Conexant Systems, Inc.*.................         277,450
  40,000   Intel Corp..............................       1,170,000
   8,000   Linear Technology Corp..................         353,760
  42,000   LSI Logic Corp.*........................         789,600
  19,400   Maxim Integrated Products, Inc.*........         857,674
  40,000   Micron Technology, Inc.*................       1,644,000
  44,000   National Semiconductor Corp.*...........       1,281,280
  32,000   Texas Instruments, Inc..................       1,008,000
  45,000   Vitesse Semiconductor Corp.*............         946,800
  38,000   Xilinx, Inc.*...........................       1,567,120
                                                     --------------
                                                         15,636,934
                                                     --------------
           SERVICES TO THE HEALTH INDUSTRY (0.8%)
 187,000   Healthsouth Corp.*......................       2,986,390
 107,000   IMS Health Inc..........................       3,049,500
 117,000   Quintiles Transnational Corp.*..........       2,954,250
                                                     --------------
                                                          8,990,140
                                                     --------------
           SPECIALTY INSURANCE (0.7%)
  18,000   Ambac Financial Group, Inc..............       1,047,600

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  70,500   MBIA, Inc...............................  $    3,925,440
  45,200   MGIC Investment Corp....................       3,283,328
                                                     --------------
                                                          8,256,368
                                                     --------------
           SPECIALTY STORES (1.1%)
  75,000   AutoZone, Inc.*.........................       2,812,500
 119,000   Bed Bath & Beyond Inc.*.................       3,570,000
 180,000   Office Depot, Inc.*.....................       1,868,400
  98,000   Staples, Inc.*..........................       1,567,020
  18,000   Tiffany & Co............................         651,960
  95,000   Toys 'R' Us, Inc.*......................       2,351,250
                                                     --------------
                                                         12,821,130
                                                     --------------
           SPECIALTY TELECOMMUNICATIONS (0.4%)
  45,000   CenturyTel, Inc.........................       1,363,500
  30,000   Citizens Communications Co.*............         360,900
  65,000   Global Crossing Ltd. (Bermuda)*.........         561,600
  65,714   Qwest Communications International,
            Inc....................................       2,094,305
  53,455   Williams Communications Group, Inc.*....         157,692
                                                     --------------
                                                          4,537,997
                                                     --------------
           STEEL (0.7%)
  84,000   Allegheny Technologies Inc..............       1,519,560
 140,000   Bethlehem Steel Corp.*..................         282,800
  42,000   Nucor Corp..............................       2,053,380
  89,000   USX-U.S. Steel Group....................       1,793,350
 174,000   Worthington Industries, Inc.............       2,366,400
                                                     --------------
                                                          8,015,490
                                                     --------------
           TELECOMMUNICATION EQUIPMENT (0.9%)
 108,000   ADC Telecommunications, Inc.*...........         712,800
 100,000   Andrew Corp.*...........................       1,845,000
  26,000   Comverse Technology, Inc.*..............       1,498,120
  56,000   Corning Inc.............................         935,760
  42,000   Lucent Technologies Inc.................         260,400
  48,000   Motorola, Inc...........................         794,880
  40,000   Nortel Networks Corp. (Canada)..........         363,600
  22,000   QUALCOMM Inc.*..........................       1,286,560

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  40,000   Scientific-Atlanta, Inc.................  $    1,624,000
  56,000   Tellabs, Inc.*..........................       1,079,680
                                                     --------------
                                                         10,400,800
                                                     --------------
           TOBACCO (0.6%)
  84,420   Philip Morris Companies, Inc............       4,284,315
  83,000   UST, Inc................................       2,395,380
                                                     --------------
                                                          6,679,695
                                                     --------------
           TOOLS/HARDWARE (0.6%)
  47,000   Black & Decker Corp.....................       1,854,620
  20,000   Briggs & Stratton Corp..................         842,000
  56,000   Snap-On, Inc............................       1,352,960
  72,000   Stanley Works (The).....................       3,015,360
                                                     --------------
                                                          7,064,940
                                                     --------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.0%)
  54,500   Caterpillar, Inc........................       2,727,725
  47,000   Cummins Engine Co., Inc.................       1,818,900
  49,460   Deere & Co..............................       1,872,061
  71,000   Navistar International Corp.*...........       1,997,230
  58,000   PACCAR, Inc.............................       2,982,360
                                                     --------------
                                                         11,398,276
                                                     --------------
           WHOLESALE DISTRIBUTORS (0.3%)
  60,710   Genuine Parts Co........................       1,912,365
  49,000   Grainger (W.W.), Inc....................       2,016,840
                                                     --------------
                                                          3,929,205
                                                     --------------
           WIRELESS COMMUNICATIONS (0.2%)
  46,000   Nextel Communications, Inc.
            (Class A)*.............................         805,000
  44,000   Sprint Corp. (PCS Group)*...............       1,062,600
                                                     --------------
                                                          1,867,600
                                                     --------------
           Total Common Stocks
            (COST $598,413,041)....................   1,133,153,915
                                                     --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

-------------------------------------------------------------------

           Short-Term Investment (0.6%)
           Repurchase Agreement
$  7,483   Joint repurchase agreement account
           4.057% due 07/02/01 (dated 06/29/01;
           proceeds $7,485,530)(a)
           (COST $7,483,000).......................  $    7,483,000
                                                     --------------

Total Investments
 (COST $605,896,041)(b).................    100.2%  1,140,636,915
Liabilities in Excess of Other Assets...     (0.2)     (2,648,020)
                                          -------  --------------
Net Assets..............................    100.0% $1,137,988,895
                                          =======  ==============

---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT
    *   NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $565,953,846 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $31,212,972, RESULTING IN NET UNREALIZED APPRECIATION OF $534,740,874.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

Assets:
Investments in securities, at value (cost
 $605,896,041)....................................  $ 1,140,636,915
Cash..............................................              836
Receivable for:
  Investments sold................................       12,628,787
  Shares of beneficial interest sold..............        1,231,086
  Dividends.......................................        1,214,777
Prepaid expenses and other assets.................           63,220
                                                    ---------------
    Total Assets..................................    1,155,775,621
                                                    ---------------
Liabilities:
Payable for:
  Investments purchased...........................       15,517,842
  Plan of distribution fee........................          936,015
  Shares of beneficial interest repurchased.......          697,721
  Investment management fee.......................          441,690
Accrued expenses and other payables...............          193,458
                                                    ---------------
    Total Liabilities.............................       17,786,726
                                                    ---------------
    Net Assets....................................  $ 1,137,988,895
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................  $   601,040,735
Net unrealized appreciation.......................      534,740,874
Accumulated undistributed net investment income...        1,358,416
Accumulated undistributed net realized gain.......          848,870
                                                    ---------------
    Net Assets....................................  $ 1,137,988,895
                                                    ===============
Class A Shares:
Net Assets........................................      $20,651,794
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................          643,854
    Net Asset Value per Share.....................           $32.08
                                                    ===============
    Maximum Offering Price per Share,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET
      VALUE)......................................           $33.86
                                                    ===============
Class B Shares:
Net Assets........................................  $ 1,092,195,476
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       34,230,853
    Net Asset Value per Share.....................           $31.91
                                                    ===============
Class C Shares:
Net Assets........................................      $11,063,259
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................          348,352
    Net Asset Value per Share.....................           $31.76
                                                    ===============
Class D Shares:
Net Assets........................................      $14,078,366
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................          437,373
    Net Asset Value per Share.....................           $32.19
                                                    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2001

Net Investment Income:

Income
Dividends (net of $33,889 foreign withholding
 tax).............................................  $  19,229,750
Interest..........................................         94,599
                                                    -------------

    Total Income..................................     19,324,349
                                                    -------------
Expenses
Plan of distribution fee (Class A shares).........         47,156
Plan of distribution fee (Class B shares).........     10,828,182
Plan of distribution fee (Class C shares).........         82,778
Investment management fee.........................      5,432,381
Transfer agent fees and expenses..................        982,623
S&P license fee...................................        172,223
Shareholder reports and notices...................        113,496
Registration fees.................................         70,060
Custodian fees....................................         65,942
Professional fees.................................         63,648
Trustees' fees and expenses.......................         23,125
Other.............................................         17,509
                                                    -------------

    Total Expenses................................     17,899,123
                                                    -------------

    Net Investment Income.........................      1,425,226
                                                    -------------
Net Realized and Unrealized Gain:
Net realized gain.................................      1,867,053
Net change in unrealized appreciation.............    124,920,895
                                                    -------------

      Net Gain....................................    126,787,948
                                                    -------------

Net Increase......................................  $ 128,213,174
                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                           FOR THE YEAR     FOR THE YEAR
                                               ENDED            ENDED
                                           JUNE 30, 2001    JUNE 30, 2000
                                          ---------------  ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................  $    1,425,226   $    4,397,710
Net realized gain.......................       1,867,053      205,392,501
Net change in unrealized depreciation...     124,920,895     (278,483,081)
                                          --------------   --------------

    Net Increase (Decrease).............     128,213,174      (68,692,870)
                                          --------------   --------------

Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................        (139,886)        (224,412)
  Class B shares........................      (3,841,736)      (1,848,606)
  Class C shares........................         (28,679)          (7,042)
  Class D shares........................        (384,057)        (499,079)
Net realized gain
  Class A shares........................      (3,306,522)      (2,899,725)
  Class B shares........................    (186,083,008)    (142,677,362)
  Class C shares........................      (1,382,717)      (1,105,847)
  Class D shares........................      (7,658,783)      (5,255,324)
                                          --------------   --------------

    Total Dividends and Distributions...    (202,825,388)    (154,517,397)
                                          --------------   --------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................      36,800,277     (190,582,088)
                                          --------------   --------------

    Net Decrease........................     (37,811,937)    (413,792,355)

Net Assets:
Beginning of period.....................   1,175,800,832    1,589,593,187
                                          --------------   --------------
    End of Period
     (INCLUDING ACCUMULATED
     UNDISTRIBUTED NET INVESTMENT INCOME
     OF $1,358,416 AND $4,327,553,
     RESPECTIVELY)......................  $1,137,988,895   $1,175,800,832
                                          ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001

1. Organization and Accounting Policies
Morgan Stanley Value-Added Market Series -- Equity Portfolio (the "Fund"), formerly Morgan Stanley Dean Witter Value-Added Market Series -- Equity Portfolio, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index. The Fund was organized as a Massachusetts business trust on May 27, 1987 and commenced operations on December 1, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 CONTINUED

sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or Federal Agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 CONTINUED

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.45% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.425% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.40% to the portion of daily net assets in excess of $2 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $61,092,436 at June 30, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended June 30, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.94%, respectively.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 CONTINUED

The Distributor has informed the Fund that for the year ended June 30, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $762,898 and $995, respectively and received $25,892 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended June 30, 2001 aggregated $59,670,800 and $199,996,160, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2001, the Fund had transfer agent fees and expenses payable of approximately $9,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended June 30, 2001 included in Trustees fees and expenses in the Statement of Operations amounted to $11,376. At June 30, 2001, the Fund had an accrued pension liability of $70,557 which is included in accrued expenses in the statement of Assets and Liabilities.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2001 CONTINUED

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR                FOR THE YEAR
                                          ENDED                      ENDED
                                      JUNE 30, 2001              JUNE 30, 2000
                                -------------------------  --------------------------
                                  SHARES       AMOUNT        SHARES        AMOUNT
                                ----------  -------------  -----------  -------------
CLASS A SHARES
Sold..........................     946,320  $  29,458,271      271,786  $   9,990,865
Reinvestment of dividends and
 distributions................     107,463      3,219,595       87,762      2,951,436
Redeemed......................    (941,182)   (29,208,345)    (448,933)   (15,520,794)
                                ----------  -------------  -----------  -------------
Net increase (decrease) --
 Class A......................     112,601      3,469,521      (89,385)    (2,578,493)
                                ----------  -------------  -----------  -------------
CLASS B SHARES
Sold..........................   4,185,457    136,964,561    2,463,804     90,153,710
Reinvestment of dividends and
 distributions................   5,561,204    166,446,820    3,909,380    131,824,277
Redeemed......................  (7,245,307)  (243,350,551) (11,606,746)  (406,730,593)
                                ----------  -------------  -----------  -------------
Net increase (decrease) --
 Class B......................   2,501,354     60,060,830   (5,233,562)  (184,752,606)
                                ----------  -------------  -----------  -------------
CLASS C SHARES
Sold..........................     133,505      4,236,062       61,411      2,233,604
Reinvestment of dividends and
 distributions................      45,511      1,354,857       32,130      1,078,614
Redeemed......................     (70,302)    (2,356,881)    (120,392)    (4,157,369)
                                ----------  -------------  -----------  -------------
Net increase (decrease) --
 Class C......................     108,714      3,234,038      (26,851)      (845,151)
                                ----------  -------------  -----------  -------------
CLASS D SHARES
Sold..........................     616,819     20,165,916      585,478     21,192,658
Reinvestment of dividends and
 distributions................     266,600      8,008,667      165,573      5,574,843
Redeemed......................  (1,770,477)   (58,138,695)    (817,580)   (29,173,339)
                                ----------  -------------  -----------  -------------
Net decrease -- Class D.......    (887,058)   (29,964,112)     (66,529)    (2,405,838)
                                ----------  -------------  -----------  -------------
Net increase (decrease) in
 Fund.........................   1,835,611  $  36,800,277   (5,416,327) $(190,582,088)
                                ==========  =============  ===========  =============

6. Federal Income Tax Status
As of June 30, 2001, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                          FOR THE PERIOD
                                                 FOR THE YEAR ENDED JUNE 30,              JULY 28, 1997*
                                          -----------------------------------------          THROUGH
                                            2001            2000            1999          JUNE 30, 1998
                                          ---------       ---------       ---------       --------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period....  $  34.80        $  40.58        $  38.63           $  34.79
                                          --------        --------        --------           --------
Income (loss) from investment
 operations:
  Net investment income.................      0.27            0.34            0.35               0.30
  Net realized and unrealized gain
   (loss)...............................      3.57           (1.76)           4.55               5.07
                                          --------        --------        --------           --------
Total income (loss) from investment
 operations.............................      3.84           (1.42)           4.90               5.37
                                          --------        --------        --------           --------
Less dividends and distributions from:
  Net investment income.................     (0.27)          (0.31)          (0.34)             (0.23)
  Net realized gain.....................     (6.29)          (4.05)          (2.61)             (1.30)
                                          --------        --------        --------           --------
Total dividends and distributions.......     (6.56)          (4.36)          (2.95)             (1.53)
                                          --------        --------        --------           --------

Net asset value, end of period..........  $  32.08        $  34.80        $  40.58           $  38.63
                                          ========        ========        ========           ========
Total Return+...........................     12.37%          (3.11)%         14.17%             16.01%(1)
Ratios to Average Net Assets:
Expenses................................      0.84%(3)        0.83%(3)        0.80%(3)           0.83%(2)
Net investment income...................      0.83%(3)        0.93%(3)        0.87%(3)           0.87%(2)
Supplemental Data:
Net assets, end of period, in
 thousands..............................   $20,652         $18,489         $25,187            $18,422
Portfolio turnover rate.................         5%             11%             13%                18%

---------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS CONTINUED


                                                                   FOR THE YEAR ENDED JUNE 30,
                                          ------------------------------------------------------------------------------
                                            2001++           2000++           1999++          1998*++            1997
                                          ----------       ----------       ----------       ----------       ----------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period....  $    34.76       $    40.50       $    38.54       $    32.96       $    27.09
                                          ----------       ----------       ----------       ----------       ----------
Income (loss) from investment
 operations:
  Net investment income.................        0.03             0.10             0.11             0.13             0.17
  Net realized and unrealized gain
   (loss)...............................        3.54            (1.74)            4.57             6.89             6.41
                                          ----------       ----------       ----------       ----------       ----------
Total income (loss) from investment
 operations.............................        3.57            (1.64)            4.68             7.02             6.58
                                          ----------       ----------       ----------       ----------       ----------
Less dividends and distributions from:
  Net investment income.................       (0.13)           (0.05)           (0.11)           (0.14)           (0.18)
  Net realized gain.....................       (6.29)           (4.05)           (2.61)           (1.30)           (0.53)
                                          ----------       ----------       ----------       ----------       ----------
Total dividends and distributions.......       (6.42)           (4.10)           (2.72)           (1.44)           (0.71)
                                          ----------       ----------       ----------       ----------       ----------

Net asset value, end of period..........  $    31.91       $    34.76       $    40.50       $    38.54       $    32.96
                                          ==========       ==========       ==========       ==========       ==========
Total Return+...........................       11.50%           (3.73)%          13.47%           21.84%           24.71%
Ratios to Average Net Assets:
Expenses................................        1.59%(1)         1.48%(1)         1.42%(1)         1.36%            1.45%
Net investment income...................        0.08%(1)         0.28%(1)         0.25%(1)         0.35%            0.62%
Supplemental Data:
Net assets, end of period, in
 thousands..............................  $1,092,195       $1,102,819       $1,497,116       $1,628,435       $1,369,737
Portfolio turnover rate.................           5%              11%              13%              18%              11%

---------------------

* PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                          FOR THE PERIOD
                                                 FOR THE YEAR ENDED JUNE 30,              JULY 28, 1997*
                                          -----------------------------------------          THROUGH
                                            2001            2000            1999          JUNE 30, 1998
                                          ---------       ---------       ---------       --------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period....  $  34.61        $  40.33        $  38.46           $  34.79
                                          --------        --------        --------           --------
Income (loss) from investment
 operations:
  Net investment income.................      0.04            0.09            0.04               0.04
  Net realized and unrealized gain
   (loss)...............................      3.53           (1.73)           4.56               5.07
                                          --------        --------        --------           --------
Total income (loss) from investment
 operations.............................      3.57           (1.64)           4.60               5.11
                                          --------        --------        --------           --------
Less dividends and distributions from:
  Net investment income.................     (0.13)          (0.03)          (0.12)             (0.14)
  Net realized gain.....................     (6.29)          (4.05)          (2.61)             (1.30)
                                          --------        --------        --------           --------
Total dividends and distributions.......     (6.42)          (4.08)          (2.73)             (1.44)
                                          --------        --------        --------           --------

Net asset value, end of period..........  $  31.76        $  34.61        $  40.33           $  38.46
                                          ========        ========        ========           ========
Total Return+...........................     11.57%          (3.76)%         13.31%             15.22%(1)
Ratios to Average Net Assets:
Expenses................................      1.54%(3)        1.50%(3)        1.57%(3)           1.58%(2)
Net investment income...................      0.13%(3)        0.26%(3)        0.10%(3)           0.12%(2)
Supplemental Data:
Net assets, end of period, in
 thousands..............................   $11,063          $8,294         $10,748             $8,977
Portfolio turnover rate.................         5%             11%             13%                18%

---------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                          FOR THE PERIOD
                                                 FOR THE YEAR ENDED JUNE 30,              JULY 28, 1997*
                                          -----------------------------------------          THROUGH
                                            2001            2000            1999          JUNE 30, 1998
                                          ---------       ---------       ---------       --------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period....  $  34.88        $  40.65        $  38.69           $  34.79
                                          --------        --------        --------           --------
Income (loss) from investment
 operations:
  Net investment income.................      0.38            0.42            0.47               0.40
  Net realized and unrealized gain
   (loss)...............................      3.54           (1.76)           4.52               5.06
                                          --------        --------        --------           --------
Total income (loss) from investment
 operations.............................      3.92           (1.34)           4.99               5.46
                                          --------        --------        --------           --------
Less dividends and distributions from:
  Net investment income.................     (0.32)          (0.38)          (0.42)             (0.26)
  Net realized gain.....................     (6.29)          (4.05)          (2.61)             (1.30)
                                          --------        --------        --------           --------
Total dividends and distributions.......     (6.61)          (4.43)          (3.03)             (1.56)
                                          --------        --------        --------           --------

Net asset value, end of period..........  $  32.19        $  34.88        $  40.65           $  38.69
                                          ========        ========        ========           ========
Total Return+...........................     12.59%          (2.89)%         14.43%             16.27%(1)
Ratios to Average Net Assets:
Expenses................................      0.60%(3)        0.59%(3)        0.59%(3)           0.58%(2)
Net investment income...................      1.07%(3)        1.17%(3)        1.08%(3)           1.17%(2)
Supplemental Data:
Net assets, end of period, in
 thousands..............................   $14,078         $46,199         $56,541            $44,290
Portfolio turnover rate.................         5%             11%             13%                18%

---------------------

*    THE DATE SHARES WERE FIRST ISSUED.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Value-Added Market Series -- Equity Portfolio
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Value-Added Market Series -- Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Value-Added Market Series -- Equity Portfolio (the "Fund"), formerly Morgan Stanley Dean Witter Value-Added Market Series -- Equity Portfolio, including the portfolio of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Value-Added Market Series -- Equity Portfolio as of June 30, 2001, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
AUGUST 7, 2001

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

    During the fiscal year ended June 30, 2001, the Fund paid to its shareholders $5.87 per share from long-term capital gains. For such period, 100% of the income dividends paid qualified for the dividends received deduction available to corporations.

    Of the Fund's ordinary income dividends paid during the fiscal year, 0.07% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                    MORGAN STANLEY VALUE-ADDED MARKET SERIES

                            PART C OTHER INFORMATION

ITEM 23.      EXHIBITS
--------      ------------------------------------------------------------------

1 (a). Declaration of Trust of the Registrant, dated May 27, 1987, is incorporated by reference to Exhibit 1 (a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on August 23, 1995.

1 (b). Instrument, dated June 30, 1997, Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on July 23, 1997.

1 (c). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 25, 1998.

1 (d). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on June 25, 1999.

3.            Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on
              August 25, 1998.

5 (a). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on
              August 25, 1998.

5 (b).        Selected Dealer Agreement between Morgan Stanley Distributors Inc.
              and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on June 25, 1999.

5 (c). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to
              Exhibit 5(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on June 25, 1999.

6. Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on June 25, 1999.

7 (a). Custody Agreement between the Bank of New York and the Registrant is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on August 23, 1995.

7 (b). Amendment to the Custody Agreement, dated June 15, 2001, filed herein.

7 (c). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8 (a). Amended and Restated Transfer Agency and Service Agreement, between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, filed herein.

8 (b). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 25, 1998.

9. Opinion of Sheldon Curtis, Esq., dated October 2, 1987, is incorporated by reference to Exhibit 10(a) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 5, 1987.

10.           Consent of Independent Auditors, filed herein.

11.           Not Applicable.

12.           Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on July 22, 1997.

14. Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, filed herein.

16(b).        Code of Ethics of the Morgan Stanley Funds, filed herein.


Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 25, 1994 Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on August 25, 1998 and Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on August 28, 2000.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             NONE

ITEM 25.     INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY INVESTMENT ADVISORS
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
Two World Trade Center, New York, New York 10048.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
 INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY DEAN WITTER TRUST FSB ("MORGAN STANLEY TRUST")
2 Harborside Financial Center, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ---------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive Officer and
and Director                                Director of Morgan Stanley Distributors and Morgan Stanley
                                            Trust; President, Chief Executive Officer and Director of
                                            Morgan Stanley Services; President of the Morgan Stanley Funds;
                                            Executive Vice President and Director of Morgan Stanley DW;
                                            Director of Morgan Stanley Investment Management Inc.; Member
                                            of the Executive Committee of Morgan Stanley Investments LP;
                                            Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary, General
Secretary, General Counsel                  Counsel and Director of Morgan Stanley Services; Vice President
and Director                                and Secretary of Morgan Stanley Distributors; Vice President,
                                            Secretary and General Counsel of the Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP;
                                            Director of Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan
                                            Stanley Investments LP; Chairman of Morgan Stanley
                                            Institutional Fund Trust; Director of Morgan Stanley
                                            Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
                                            Witter Investment Management Ltd.; Vice President and
                                            Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP.
Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley Trust; Director
                                            of Morgan Stanley Trust.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ---------------------------------------------------------------
John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust
(2)   Active Assets Government Securities Trust
(3)   Active Assets Institutional Money Trust
(4)   Active Assets Money Trust
(5)   Active Assets Premier Money Trust
(6)   Active Assets Tax-Free Trust
(7)   Morgan Stanley 21st Century Trend Fund
(8)   Morgan Stanley Aggressive Equity Fund
(9)   Morgan Stanley All Star Growth Fund
(10)  Morgan Stanley American Opportunities Fund
(11)  Morgan Stanley Balanced Growth Fund
(12)  Morgan Stanley Balanced Income Fund
(13)  Morgan Stanley California Tax-Free Daily Income Trust
(14)  Morgan Stanley California Tax-Free Income Fund
(15)  Morgan Stanley Capital Growth Securities
(16)  Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(17)  Morgan Stanley Convertible Securities Trust
(18)  Morgan Stanley Developing Growth Securities Trust
(19)  Morgan Stanley Diversified Income Trust
(20)  Morgan Stanley Dividend Growth Securities Inc.
(21)  Morgan Stanley Equity Fund
(22)  Morgan Stanley European Growth Fund Inc.
(23)  Morgan Stanley Federal Securities Trust
(24)  Morgan Stanley Financial Services Trust
(25)  Morgan Stanley Fund of Funds
(26)  Morgan Stanley Global Dividend Growth Securities
(27)  Morgan Stanley Global Utilities Fund
(28)  Morgan Stanley Growth Fund
(29)  Morgan Stanley Hawaii Municipal Trust
(30)  Morgan Stanley Health Sciences Trust
(31)  Morgan Stanley High Yield Securities Inc.
(32)  Morgan Stanley Income Builder Fund
(33)  Morgan Stanley Information Fund
(34)  Morgan Stanley Intermediate Income Securities
(35)  Morgan Stanley International Fund
(36)  Morgan Stanley International SmallCap Fund
(37)  Morgan Stanley International Value Equity Fund
(38)  Morgan Stanley Japan Fund
(39)  Morgan Stanley KLD Social Index Fund

(40)  Morgan Stanley Latin American Growth Fund
(41)  Morgan Stanley Limited Term Municipal Trust
(42)  Morgan Stanley Liquid Asset Fund Inc.
(43)  Morgan Stanley Market Leader Trust
(44)  Morgan Stanley Mid-Cap Equity Trust
(45)  Morgan Stanley Mid-Cap Value Fund
(46)  Morgan Stanley Multi-State Municipal Series Trust
(47)  Morgan Stanley Nasdaq-100 Index Fund
(48)  Morgan Stanley Natural Resource Development Securities Inc.
(49)  Morgan Stanley New Discoveries Fund
(50)  Morgan Stanley New York Municipal Money Market Trust
(51)  Morgan Stanley New York Tax-Free Income Fund
(52)  Morgan Stanley Next Generation Trust
(53)  Morgan Stanley North American Government Income Trust
(54)  Morgan Stanley Pacific Growth Fund Inc.
(55)  Morgan Stanley Prime Income Trust
(56)  Morgan Stanley Real Estate Fund
(57)  Morgan Stanley S&P 500 Index Fund
(58)  Morgan Stanley S&P 500 Select Fund
(59)  Morgan Stanley Short-Term Bond Fund
(60)  Morgan Stanley Short-Term U.S. Treasury Trust
(61)  Morgan Stanley Small Cap Growth Fund
(62)  Morgan Stanley Special Value Fund
(63)  Morgan Stanley Strategist Fund
(64)  Morgan Stanley Tax-Exempt Securities Trust
(65)  Morgan Stanley Tax-Free Daily Income Trust
(66)  Morgan Stanley Tax-Managed Growth Fund
(67)  Morgan Stanley Technology Fund
(68)  Morgan Stanley Total Market Index Fund
(69)  Morgan Stanley Total Return Trust
(70)  Morgan Stanley U.S. Government Money Market Trust
(71)  Morgan Stanley U.S. Government Securities Trust
(72)  Morgan Stanley Utilities Fund
(73)  Morgan Stanley Value-Added Market Series
(74)  Morgan Stanley Value Fund
(75)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is Two World Trade Center, New York, New York 10048. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.


NAME                      POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
----                      ------------------------------------------------------

James F. Higgins          Director

Philip J. Purcell         Director

John Schaeffer            Director

Charles Vadala            Senior Vice President and Financial Principal.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.   MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30.   UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of August, 2001.


                           MORGAN STANLEY VALUE-ADDED MARKET SERIES


                                  By  /s/ Barry Fink
                                     -------------------------------------
                                          Barry Fink
                                          Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                              TITLE                                 DATE

(1) Principal Executive Officer         Chairman, Chief Executive Officer,
                                        and Trustee

By /s/ Charles A. Fiumefreddo                                                 08/27/01
   ------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer         Treasurer and Principal
                                        Accounting Officer

By /s/ Thomas F. Caloia                                                       08/27/01
   ------------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip A. Purcell
    James F. Higgins

By /s/ Barry Fink                                                             08/27/01
   ------------------------------
       Barry Fink
       Attorney-in-Fact

   Michael Bozic          Manuel H. Johnson
   Edwin J. Garn          Michael E. Nugent
   Wayne E. Hedien        John L. Schroeder

By /s/ David M. Butowsky                                                      08/27/01
   ------------------------------
       David M. Butowsky
       Attorney-in-Fact

                    MORGAN STANLEY VALUE-ADDED MARKET SERIES


                                  EXHIBIT INDEX


     1(d). Amendment dated June 18, 2001 to the Declaration of Trust of the Registrant.

     7(b). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant.

     7(c). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001.

     8 (a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000.

     10.          Consent of Independent Auditors.

     14.          Amended and Restated Multi-Class Plan pursuant to Rule 18f-3.

     16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities.

    16(b).        Code of Ethics of the Morgan Stanley Funds.